Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of August 14, 2026.

/s/ Thomas N. Trkla
Thomas N. Trkla

Brookwood Advisors, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	President, Chairman and Chief Executive Officer

BW Gas & Convenience Aggregator, L.P.

BY:	BW GAS & CONVENIENCE FUND GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

BW Gas & Convenience Offshore Fund, L.P.

BY:	BW GAS & CONVENIENCE FUND GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

BW Gas & Convenience Fund GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

BW Gas & Convenience Aggregator II, L.P.

BY:	BW GAS & CONVENIENCE FUND II GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

BW Gas & Convenience Offshore Fund II, L.P.

BY:	BW GAS & CONVENIENCE FUND II GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

BW Gas & Convenience Fund II GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

BW Gas & Convenience Aggregator III, L.P.

BY:	BW GAS & CONVENIENCE FUND III GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

BW Gas & Convenience Offshore Fund III, L.P.

BY:	BW GAS & CONVENIENCE FUND III GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

BW Gas & Convenience Fund III GP, LLC

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Manager

Brookwood Financial Co., Inc.

By:	/s/ Thomas N. Trkla
Name:	Thomas N. Trkla
Title:	Chairman, President and Chief Executive Officer